Exhibit (e)(4)

SCHEDULE A

DISTRIBUTION AGREEMENT FOR CLASS A SHARES

AS OF JUNE 20, 2006

Airlines UltraSector ProFund
Asia 30 ProFund
Banks UltraSector ProFund
Basic Materials UltraSector ProFund
Bear ProFund
Biotechnology UltraSector ProFund
Broad Market ProFund
Bull ProFund
Consumer Goods UltraSector ProFund
Consumer Services UltraSector ProFund
Dividend Equities ProFund
Dow 30 ProFund
EqualOTC ProFund
Europe 30 ProFund
Falling U.S. Dollar ProFund
Financials UltraSector ProFund
Health Care UltraSector ProFund
Industrials UltraSector ProFund
International ProFund
Internet UltraSector ProFund
Large-Cap Growth ProFund
Large-Cap Value ProFund
Leisure Goods UltraSector ProFund
Mid-Cap Growth ProFund
Mid-Cap ProFund
Mid-Cap Value ProFund
Mobile Telecommunications UltraSector ProFund
Money Market ProFund
Oil & Gas UltraSector ProFund
Oil Equipment, Services & Distribution UltraSector ProFund
OTC ProFund
Pharmaceuticals UltraSector ProFund
Precious Metals UltraSector ProFund
Real Estate UltraSector ProFund
Rising Rates Opportunity 10 ProFund
Rising Rates Opportunity ProFund
Rising U.S. Dollar ProFund
Semiconductor UltraSector ProFund
Short Asia ProFund
Short Basic Materials ProFund
Short Biotechnology ProFund
Short Broad Market ProFund
Short Consumer Goods ProFund
Short Consumer Services ProFund
Short Dividend Equities ProFund
Short Dow 30 ProFund
Short EqualOTC ProFund
Short Europe 30 ProFund
Short Financials ProFund
Short Health Care ProFund
Short Industrials ProFund
Short International ProFund
Short Mid-Cap ProFund
Short Oil & Gas ProFund
Short Oil Equipment, Services & Distribution ProFund
Short OTC ProFund
Short Precious Metals ProFund
Short Real Estate ProFund
Short Small-Cap ProFund
Short Technology ProFund
Short Telecommunications ProFund
Short Transportation ProFund
Short Utilities ProFund
Small-Cap Growth ProFund
Small-Cap ProFund
Small-Cap Value ProFund
Technology UltraSector ProFund
Telecommunications UltraSector ProFund
Transportation UltraSector ProFund
U.S. Government 10 ProFund
U.S. Government 30 ProFund
U.S. Government Plus ProFund
UltraBear ProFund
UltraBull ProFund
UltraDow 30 ProFund
UltraEmerging Markets ProFund
UltraInternational ProFund
UltraJapan ProFund
UltraLatin America ProFund
UltraMid-Cap ProFund
UltraOTC ProFund
UltraShort Dow 30 ProFund
UltraShort Emerging Markets ProFund
UltraShort International ProFund
UltraShort Japan ProFund
UltraShort Latin America ProFund
UltraShort Mid-Cap ProFund
UltraShort OTC ProFund
UltraShort Small-Cap ProFund
UltraSmall-Cap ProFund
Utilities UltraSector ProFund